UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 06, 2025

CLEARPOINT NEURO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34822	58-2394628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 S. Sierra Ave., Suite 100
Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 287-9109

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLPT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement with IRRAS Holdings, Inc.

On November 6, 2025, ClearPoint Neuro, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Ignite Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“First Merger Sub”), ClearPoint Holdings, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (“Second Merger Sub”), IRRAS Holdings, Inc., a Delaware corporation (“IRRAS”), the Seller Representative and the equityholders of the IRRAS that are parties to the Merger Agreement. Pursuant to the Merger Agreement, the First Merger Sub will be merged with and into IRRAS (the “First Merger”), with IRRAS surviving the First Merger, and, immediately following the First Merger, IRRAS will merge with and into the Second Merger Sub (the “Second Merger” and together with the First Merger, the “Merger”), with the Second Merger Sub surviving the Second Merger. The Company’s board of directors and the board of directors of IRRAS have approved the Merger Agreement.

Merger Consideration

If the Merger is completed, the Company will deliver closing consideration of $5,000,000 in cash and 1,325,000 shares of Company common stock.

Earnout Consideration

As additional consideration for IRRAS’ stockholders, the Merger Agreement provides for the Company to pay earnout consideration during three one-year earnout periods equal to 25% of net sales of certain IRRAS products above certain thresholds.

Representations and Warranties, Pre-Closing Covenants, Closing Conditions and Termination Provisions

The Merger Agreement includes representations, warranties and covenants of the Company, IRRAS, the First Merger Sub, the Second Merger Sub and the IRRAS Stockholders made solely for the purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by the Company, IRRAS, the First Merger Sub, the Second Merger Sub and the IRRAS Stockholders in connection with the negotiated terms of the Merger Agreement.

The Merger Agreement also contains pre-closing covenants, including the obligation of IRRAS and its subsidiaries to conduct business in the ordinary course in a manner consistent with past practice and to refrain from taking specified actions without the consent of the Company.

The completion of the Merger is subject to the satisfaction or waiver of closing conditions, including but not limited to: (i) the absence of any applicable law or order that prohibits completion of the Merger, (ii) performance in all material respects of the obligations required to be performed by the other party pursuant to the Merger Agreement at or prior to the completion of the Merger, (iii) the accuracy of certain representations and warranties made in the Merger Agreement by the other party, subject to certain qualifications, (iv) completion of the squeeze out of minority shareholders of IRRAS AB, (v) delisting of IRRAS AB from NASDAQ Stockholm, and (vi) approval of the Merger Agreement by the IRRAS stockholders.

The Merger Agreement also includes termination provisions for both the Company and IRRAS, including the right to terminate by mutual consent and the right of either party to terminate the Merger Agreement if certain conditions to closing have not occurred on or prior to December 31, 2025.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete. It is not intended to provide any other factual information about the Company, IRRAS, First Merger Sub or Second Merger Sub, or to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC.

Registration Rights

Pursuant to the Merger Agreement, the Company agreed to file a registration statement with the SEC covering the resale of the shares of common stock of the Company to be issued in connection with the Merger within 30 days of the closing date of the Merger.

Forward-Looking Statements

Statements in this Current Report and concerning the Company’s plans, growth and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company’s future events, including, but not limited to the closing of proposed transaction with IRRAS Holdings, Inc.; the market potential for the use of IRRAS products in drug delivery and the regulatory approval of the IRRAS products for such indications; the prospective benefits of the proposed transaction; approval of the proposed transaction by IRRAS Holdings, Inc. shareholders; the successful integration of IRRAS Holdings, Inc. into the Company; the size of total addressable markets or the market opportunity for the IRRAS products; the Company’s expectation for revenues for the IRRAS products; the Company’s expectations for operating expenses and the adequacy of cash and cash equivalent balances to support operations and meet the future obligations of the combined entity; as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are based on management’s current expectations and are subject to the risks inherent in the business, which may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: the possibility that the closing of the IRRAS transaction is delayed or does not occur at all because conditions to the transaction are not obtained or satisfied on a timely basis or at all; the possibility that the anticipated benefits of the IRRAS transaction are not realized when expected or at all; expenditures or assumed liabilities that may be incurred as a result of the proposed transaction; the Company’s failure to integrate IRRAS into its business in accordance with expectations; deviations from the expected market potential and clinical benefit of the IRRAS products; future revenue from sales of the IRRAS products; the Company’s ability to market, commercialize and achieve broader market acceptance for the IRRAS products; risks in the development, marketing, or regulatory approval of the IRRAS products for use in specific drug delivery applications; diversion of management’s attention on the IRRAS proposed transaction; the Company’s ability to attract and retain key employees after the consummation of the transaction; macroeconomic and inflationary conditions; regulatory and policy uncertainty; the introduction of or changes in tariffs, sanctions, or trade barriers; changes in monetary policy; geopolitical trends, such as protectionism and economic nationalism; the Company’s expectations, projections and estimates regarding expenses, future revenue, capital requirements, and the availability of and the need for additional financing; and the ability of the Company to manage the growth of its business. For a detailed description of the Company’s risks and uncertainties, you are encouraged to review its documents filed with the SEC including the Company’s recent filings on Form 8-K, Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 7.01 Regulation FD Disclosure.

On November 6, 2025, the Company issued a press release announcing its entry into the Merger Agreement, a copy of which is attached and furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit 10.1	Agreement and Plan of Merger and Reorganization, dated November 6, 2025, by and among the Company, Ignite Merger Sub, Inc., ClearPoint Holdings, LLC, IRRAS Holdings, Inc. and the Seller Representative
Exhibit 99.1	Press Release dated November 6, 2025
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARPOINT NEURO, INC.

Date:	November 6, 2025	By:	/s/ Danilo D'Alessandro
Danilo D'Alessandro Chief Financial Officer